                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): May 26, 2005

                             REX STORES CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                    001-09097                        31-1095548
(State or other jurisdiction     (Commission File No.)      (IRS Employer Identification No.)
     of incorporation)


         2875 Needmore Road, Dayton, Ohio                        45414
     (Address of principal executive offices)                  (Zip Code)

      Registrant's telephone number, including area code: (937) 276-3931


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))





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Item 1.01.      Entry into a Material Definitive Agreement.

In December 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123 (revised 2004),"Share-Based Payment" (SFAS 123R). SFAS 123R will require that compensation cost related to share-based payment transactions, including stock options, be recognized in the financial statements. Currently, the Company accounts for its share-based payment transactions under the provisions of APB 25, which does not necessarily require the recognition of compensation cost in the consolidated statement of income in the financial statements.

On May 26, 2005, in response to SFAS 123R, the Company's Board of Directors at its annual meeting approved accelerating the vesting of out-of-the-money, unvested stock options held by current employees, including non-director executive officers. No options held by directors were subject to acceleration of vesting. An option was considered out-of-the-money if the stated option exercise price was greater than $13.82, which was the closing price of the Company's common stock on May 26, 2005. The accelerated vesting was effective as of May 26, 2005. The following table summarizes the options subject to acceleration:

                                                Aggregate Number of
                                                Shares Issuable                      Weighted Average
                                                Under Accelerated                    Exercise Price
                                                Stock Options                        Per Share
                                                -------------                        ---------
Executive Officers
Douglas L. Bruggeman                                14,000                             $14.745
David Fuchs                                         14,000                             $14.745
Phillip Kellar                                       4,000                             $14.745
Keith Magby                                         14,000                             $14.745
Zafar Rizvi                                         14,000                             $14.745
                                                    ------

Total Executive Officers                            60,000                             $14.745

All other employees                                 58,000                             $14.745
                                                    ------

Total                                              118,000                             $14.745
                                                   =======

The decision to accelerate vesting of these options was made to avoid recognizing compensation cost in the statement of income in future financial statements upon the adoption of SFAS 123R. The Company estimates that the maximum future compensation expense that will be avoided, based on the Company's implementation date for SFAS 123R of February 1, 2006, is approximately $547,000 (net of income tax expense of $356,000), of which approximately $278,000 is related to options held by executive officers of the Company. The Company will report the avoided future compensation expense in the 2005 financial statements as pro forma footnote disclosures, as permitted under the transition guidance provided by the Financial Accounting Standards Board.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          REX STORES CORPORATION


Date: May 31, 2005                        By: /s/ DOUGLAS L. BRUGGEMAN
                                              --------------------------------
                                              Name: Douglas L. Bruggeman
                                              Title: Vice President - Finance,
                                                     Chief Financial Officer
                                                     and Treasurer